Krispy Kreme Outlined its Long-Term Growth Strategy at 2022 Investor Day Reiterated 2022 guidance and introduced 2026 Financial Targets CHARLOTTE, NC (December 15, 2022) – Krispy Kreme, Inc. (NASDAQ: DNUT) (“Krispy Kreme” or the “Company”) today hosted an Investor Day at its Headquarters in Charlotte, NC, which was simultaneously webcast. At the event, management provided an update on the business, including the Company’s strategic vision and long-term growth goals, which included its initial 2026 outlook. President and CEO Mike Tattersfield stated, “I am proud of the progress Krispy Kreme has made against our transformation strategy, solidifying our status as an iconic, globally loved sweet treat brand while creating significant opportunities for expansion and increased profitability. Our continued investments in building a flexible omni-channel model have driven sustainable, profitable top- and bottom-line growth, and will enable us to continue expanding in the U.S. and international markets. I am incredibly excited about the path forward for Krispy Kreme and remain confident in our ability to execute against our growth drivers and deliver value for our customers and stakeholders.” Event Overview During today’s event, members of Krispy Kreme’s leadership team outlined the drivers underlying its growth strategy and strategic initiatives, including: • Capturing Opportunities Through Krispy Kreme’s Iconic Brand: As the number one sweet treat brand in the U.S., U.K., Australia, Thailand and Turkey, Krispy Kreme has enormous potential to increase its presence globally. The Company is especially focused on driving innovation through impactful Limited Time Offers and premium products, and increasing access through ecommerce, Delivered Fresh Daily (“DFD”) and its Branded Sweet Treats (“BST”) line. • Maximizing the U.S. Hub & Spoke Opportunity: Krispy Kreme is well positioned for sustainable and profitable growth in the U.S., enabled by its transformation into a fresh omni-channel business. With the potential to grow points of access to over 15,000 in the long-term in this geography alone, the Company is focused on expanding access and purchase frequency, increasing hub & spoke productivity and driving efficiencies to earn a higher ROIC. • Accelerating Global Expansion: Krispy Kreme is making impressive progress against its international expansion strategy and has more than doubled international point-of-access growth in the past five years. This has paved the way for continued growth, with the Company expecting to sign three to five international development deals per year. With a strong pipeline for new market growth, the Company believes it can achieve 75,000 points of access globally over the long term. • Capitalizing on the Insomnia Cookies Global Opportunity: From the beginning of Insomnia and Krispy Kreme’s partnership in 2018, Insomnia has scaled significantly and achieved substantial margin improvement. As a result of its digital-first approach and consistent product innovation, Insomnia is uniquely positioned with a massive opportunity to expand globally. Financial Outlook Global President, COO and CFO Josh Charlesworth stated, “Looking ahead, I am confident in the strategic initiatives we have in place to drive growth and profitability across the business. We have laid out an ambitious plan to further maximize our hub and spoke model and expand points of access globally through high returning, capital efficient investments, enabling us to create long-term value for our shareholders.”

2022 Outlook Krispy Kreme reiterated its full-year 2022 guidance that was provided in conjunction with its second and third quarter 2022 results. • Net Revenue of $1.49 billion to $1.52 billion • Organic Revenue growth of 10% to 12% • Adjusted EBITDA of $189 million to $195 million • Adjusted Diluted EPS of $0.29 to $0.32 • Global Points of Access of ~11,700 • Capital Expenditures of approximately 7% of revenue • Net Leverage of approximately 3.6x As previously disclosed, the Company expects to be near the higher end of its revenue ranges and the lower end of Adjusted EBITDA and Adjusted Diluted EPS ranges. 2023 Outlook • 2023 Revenue growth of low double-digits in constant currency • 2023 Adjusted EBITDA growth of low double-digits in constant currency 2026 Outlook • Net Revenue of ~$2.15 billion • Adjusted EBITDA of ~$315 million • Adjusted Diluted EPS of ~$0.53 • Global Points of Access of ~18,500 • Capital Expenditures of approximately 6% of revenue • Net Leverage of 2.0 to 2.5x Replay Information Krispy Kreme’s Investor Day replay will be available via here or on the Events section of Krispy Kreme’s Investor Relations website at investors.krispykreme.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements that involve risks and uncertainties. The words “believe,” “may,” “could,” “will,” “should,” “anticipate,” “estimate,” “expect,” “outlook,” “guidance,” “working towards” or similar words, or the negative of these words, identify forward-looking statements. Such forward-looking statements are based on certain assumptions and estimates that we consider reasonable but are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial conditions, business, prospects, growth strategy and liquidity. Accordingly, there are, or will be, important factors that could cause our actual results to differ materially from those indicated in these statements. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results could differ materially from the forward-looking statements included herein. Factors that could cause actual results to differ from those expressed in forward-looking statements include, without limitation, the risks and uncertainties described under the headings “Cautionary Note Regarding Forward- Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended January 2, 2022, filed by us with the Securities and Exchange Commission (“SEC”) on March 11, 2022, and described in the other filings we make from time to time with the SEC. We believe that these factors include, but are not limited to, the impact of pandemics, changes in consumer preferences, the impact of inflation, and our ability to execute on our omni-channel business strategy. These forward-looking statements are made only as of the date of this document, and we do not undertake any obligation, other than as may be required by applicable law, to update or revise any forward-looking or cautionary statement to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Non-GAAP Measures This press release includes certain non-GAAP financial measures including organic revenue growth, Adjusted EBITDA, and Adjusted Diluted EPS, which differ from results using U.S. Generally Accepted Accounting Principles (“GAAP”). These non- GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently than we do or may not calculate them at all. Additionally, these non-GAAP financial measures are not measurements of financial performance under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should refer to the reconciliation of our non-GAAP financial measures contained in our earnings release dated November 15, 2022 (available at investors.krispykreme.com). To the extent that the Company provides guidance, it does so only on a non-GAAP basis. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inability to predict the amount and timing of impacts outside of the Company’s control on certain items, such as net income and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. About Krispy Kreme Headquartered in Charlotte, N.C., Krispy Kreme is one of the most beloved and well-known sweet treat brands in the world. Our iconic Original Glazed® doughnut is universally recognized for its hot-off-the-line, melt-in-your-mouth experience. Krispy Kreme operates in over 30 countries through its unique network of fresh doughnut shops, partnerships with leading retailers, and a rapidly growing Ecommerce and delivery business with more than 11,000 fresh points of access. Our purpose of touching and enhancing lives through the joy that is Krispy Kreme guides how we operate every day and is reflected in the love we have for our people, our communities and the planet. Connect with Krispy Kreme Doughnuts at www.KrispyKreme.com, or on one of its many social media channels, including www.Facebook.com/KrispyKreme and www.Twitter.com/KrispyKreme. Contacts Investor Relations Rob Ballew, VP of Investor Relations rballew@krispykreme.com Financial Media Edelman Smithfield for Krispy Kreme, Inc. Allie McLarty & Ashley Firlan, KrispyKremeIR@edelman.com